                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549
                                                          ___________________

                                                               FORM 8-K

                                                            CURRENT REPORT
                                     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

                                           Date of Report (date of earliest event reported):

                                                            March 12, 2003
                                                          ___________________

                                                   HOME PROPERTIES OF NEW YORK, INC.
                                         (Exact name of registrant as specified in its charter)

                                                    MARYLAND 1-13136 No. 16-1455126
                       (State or other jurisdiction                Commission File Number)           (IRS Employer
                              of incorporation)                                                      Identification Number)

                                             850 Clinton Square, Rochester, New York 14604
                                                        www.homeproperties.com
                                      (Address of principal executive offices and internet site)

                                                            (585) 546-4900
                                         (Registrant's telephone number, including area code)

_________________

Item 7. Financial Statements and Exhibits

         (c)    Exhibits

99.1     Transmittal Letter
99.2     Certificates of Chief Executive Officers
99.3     Certificate of Chief Financial Officer

Item 9.  Regulation FD Disclosure

         In connection with the Annual Report on Form 10-K for the year-ended December 31, 2002, as filed with the Securities and
Exchange Commission on March 12, 2003 Home Properties of New York, Inc. filed as correspondence the transmittal letter and certifications attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                                              Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 12, 2003                      HOME PROPERTIES OF NEW YORK, INC.
                                                     (Registrant)

                                            By:      /s/ David P. Gardner
                                                     David P. Gardner, Senior Vice President
                                                     and Chief Financial Officer

                                                             Exhibit Index

Exhibit No.       Description

99.1     Transmittal Letter
99.2     Certificates of Chief Executive Officers
99.3     Certificate of Chief Financial Officer